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Exhibit 10.25U

TWENTY-SECOND AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Twenty-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of April 1, 2012 (the "Effective Date"):

1.    Pursuant to the Ninth Amendment to the Agreement executed by CSG and Customer dated January 10, 2010 (CSG document no. 2301479) (the "Ninth Amendment") Customer has requested and CSG has agreed to provide an additional ****** Prepaid Volume, No Attachments Precision eMail™  bundle at the ********** bundle level.

2.    Therefore, pursuant to Schedule F of the Agreement and for the fees provided therein, CSG shall provide the ****** Prepaid Volume, No Attachments Precision eMail bundle to Customer, commencing as of the Effective Date.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Joseph P. Murray	By: /s/ Peter E. Kalan
Title: VP Billing	Title: President, CEO
Name: Joseph P. Murray	Name: Peter E. Kalan
Date: 2-7-12	Date: 2/8/12